Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Chung Pin HSIAO, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report on Form 10-Q for the quarter ended March 31, 2022, of NAMLIONG SKYCOSMOS, INC. fully complies with the requirements of Section 13(a) or 15(d) of  the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of NAMLIONG SKYCOSMOS, INC.

Date: May 11, 2022

By: /s/ Chung Pin HSIAO
Chung Pin HSIAO
Chief Executive Officer